UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 24, 2007 (May 23, 2007)

CHINA HEALTHCARE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33269	20-5013347
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1233 Encino Drive, Pasadena, CA 91108
(Address of principal executive offices) (Zip Code)
(626) 568-9924
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01. Other Events
     Ferris, Baker Watts, Incorporated notified China Healthcare Acquisition Corp. (the “Company”) on May 23, 2007 that separate trading of the common stock and warrants underlying the units in the Company’s initial public offering, which closed on April 25, 2007, would commence on May 29, 2007. A press release to that effect is included as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTHCARE ACQUISITION CORP.
Date: May 24, 2007	By:	/s/ Alwin Tan
	Name:	Alwin Tan
	Title:	Chief Executive Officer